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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                 April 15, 2005
                        (Date of earliest event reported)
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                              UNITED MORTGAGE TRUST
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             (Exact name of registrant as specified in its charter)


         Delaware                000-32409                75-6493585
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    (State of formation)   (Commission File Number)        (IRS EIN)


                5740 Prospect Avenue, Suite 1000, Dallas TX 75206
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           (Address of principal executive offices including zip code)

        Registrant's telephone number, including area code (214) 237-9305
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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United Mortgage Trust ("UMT") hereby amends its Current Report on Form 8-K/A filed under Item 7.01 on May 5, 2005 solely to include signatures which were inadvertently omitted in the filed report.

Item 8.01 OTHER EVENTS


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   UNITED MORTGAGE TRUST
August 2, 2005                                     /S/Christine A. Griffin
                                                   Christine A. Griffin
                                                   President